UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4955 Directors Place, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 526-5000

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Diversa Corporation (the “Company”) will report certain updated financial information in connection with its participation in the Rodman & Renshaw Techvest 2nd Annual Healthcare Conference, which is currently ongoing in Paris, France. The Company’s presentation at the conference is scheduled to begin at 10:10 a.m. local time (4:10 a.m. EDT; 1:10 a.m. PDT) on Thursday, May 5, 2005, at the Intercontinental Hotel in Paris, France, and will be webcast live through the Company’s website at http://www.diversa.com/webcast and through the Wall Street Webcasting website at http://www.wsw.com/webcast/rrshq5/dvsa/. An archived version of the presentation will also be available through the Company’s website for a limited time following the conference.

The Company will report that it had received an estimated $198 million in funding from strategic partners from its inception through March 31, 2005, and that, as of March 31, 2005, the Company expected to receive at least an additional estimated $98 million in funding from its strategic partners through 2010, subject to its performance under its existing agreements, excluding milestone payments, license and commercialization fees, and royalties or profit sharing. In addition, the Company also will report that it is affirming its estimate of a 100% compound annual growth rate in product-related revenue between 2003 and 2008.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical are “forward-looking” and involve a high degree of risk and uncertainty. These include statements related to financial estimates and financial guidance. Such statements are only estimates and predictions. The Company is in the process of finalizing its financial statements that will be included in its Form 10-Q for the quarter ended March 31, 2005, to be filed with the Securities and Exchange Commission. Factors that could cause or contribute to differences between the financial information described above and the actual results and between other forward-looking statements and actual results include, but are not limited to, risks involved with the Company’s new and uncertain technologies, risks associated with the Company’s dependence on patents and proprietary rights, risks associated with the Company’s protection and enforcement of its patents and proprietary rights, the Company’s dependence on existing collaborations and its ability to achieve milestones under existing and future collaboration agreements, the ability of the Company to commercialize products using the Company’s technologies, the development or availability of competitive products or technologies and the future ability of the Company to enter into and/or maintain collaboration and joint venture agreements. Certain of these factors and others are more fully described in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. These forward-looking statements speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: May 3, 2005	By:	/s/ Anthony E. Altig
	Name:	Anthony E. Altig
	Title:	Senior Vice President, Finance and Chief Financial Officer